Exhibit 10.20

SUBSCRIPTION AGREEMENT

Arista Power, Inc.
1999 Mt. Read Boulevard
Rochester, New York 14615

Gentlemen:

1.   Subscription. This Subscription Agreement relates to an offering (the “Offering”) of up to one hundred units (the “Units”) for a purchase price of $15,000 per Unit, with each Unit consisting of (a) 7,500 shares of common stock, par value $.002 per share (“Common Stock”), of Arista Power, Inc. (the “Company”) and (b) a warrant to purchase 1,000 shares of Common Stock with a purchase price of $10.00 per share (the “Warrant”).  The Units are being offered pursuant to one or more exemptions from registration under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Each individual or entity that completes a Subscriber signature page hereto (each a “Subscriber” and collectively, the “Subscribers”), on the date hereof shall purchase the number of Units set forth on such Subscriber’s signature page hereto, on the terms and conditions set forth herein, and the Company hereby accepts each such subscription and, on the date hereof shall issue and sell to each such Subscriber such Units.  The Subscribers understand that the Company will rely on the Subscriber’s representations and warranties herein.  This Subscription Agreement shall become effective upon execution by the parties hereto.

2.   Payment of Purchase Price.  Against delivery of the Shares, and in consideration of the other provisions hereof, each Subscriber shall pay to the Company the total purchase price set forth on such Subscriber’s signature page hereto by check made payable to “Arista Power, Inc.” or by wire transfer of immediately available funds to the Company at:

Citizen’s Bank
ABA Number:
Account Name: Arista Power, Inc.
Account Number:
FBO:

Promptly after the execution of this Agreement, the Company shall deliver to each Subscriber a stock certificate representing the number of shares of Common Stock comprising the Units set forth next to such Subscriber’s name.

3.   Representations and Warranties of the Subscriber.  Each Subscriber represents and warrants as follows:

(a)  The Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company and the Company’s authorized representative(s) concerning the terms and conditions of the offering.

(b)  The Subscriber has such knowledge and experience in financial matters and investments that the Subscriber is capable of evaluating the merits and risks of the Subscriber’s investment in the Company and has obtained sufficient information relating to the Company and the Offering to enable the Subscriber to evaluate the merits and risks of such investment.

(c)  The Subscriber is acquiring the Unit(s), Common Stock and Warrant for the Subscriber’s own account for investment purposes only and not for distribution or resale to others in violation of the Securities Act.  Subscriber is not an “underwriter” of any of the Company’s securities as that term is defined in Section 2(11) of the Securities Act, and Subscriber shall not take or cause to be taken any action that would cause Subscriber to be deemed an underwriter of the Company’s securities.

(d)  Subscriber understands that the Units, Common Stock, the Warrant and the Common Stock underlying the Warrant, have not been registered under the Securities Act pursuant to the provisions of the securities or other laws of any applicable jurisdictions.  The Subscriber understands that the Company has made no representation that it will register any of the Units, Common Stock, the Warrants and the Common Stock underlying the Warrants sold hereunder.

(e)  The Subscriber has reviewed or had the opportunity to review all public filings made by the Company with the Securities and Exchange Committee (“SEC”) through the SEC website at www.sec.gov.

(f)  THE SUBSCRIBER RECOGNIZES THAT AN INVESTMENT IN THE COMPANY INVOLVES SUBSTANTIAL RISKS.  THE SUBSCRIBER UNDERSTANDS THAT INVESTMENT IN THE COMPANY’S SECURITIES IS SPECULATIVE AND THAT THE SUBSCRIBER COULD LOSE THE SUBSCRIBER’S ENTIRE INVESTMENT.  THE SUBSCRIBER REPRESENTS AND WARRANTS THAT SUBSCRIBER CAN SUSTAIN SUCH AN ENTIRE LOSS.

(g)  The Subscriber’s overall commitment to investments that are not marketable is not disproportionate to the Subscriber’s net worth, and the Subscriber has no need for liquidity in the Subscriber’s investment in the Units, in that the Subscriber has other sources of income or funds to provide for the Subscriber’s current needs and possible contingencies.

(h)  Subscriber knows of no public solicitation or advertisement of any offer in connection with the proposed issuance and sale of the securities hereunder.  Subscriber is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Company or the Units published in any newspaper, magazine, or similar media or broadcast over television or radio or the Internet or presented at any seminar or through any other general solicitation or general advertisement and acknowledges that the Subscriber had a pre-existing business or personal relationship with an officer or director or authorized representative of the Company.

(i)  If an individual, the Subscriber is a United States citizen whose principal residence is as set forth on the signature page hereto.

(j)  If a corporation, partnership, limited liability company, trust or other non-individual entity, the Subscriber is authorized and otherwise duly qualified to purchase and hold the Units, the Common Stock and the Warrant and has its principal office as set forth on the signature page hereto.  Further, such non-individual entity was not formed for the specific purpose of making an investment in the Company.

(k)  With respect to the United States federal, state and foreign tax aspects of Subscriber investment, Subscriber is relying solely upon the advice of Subscriber’s own tax advisors, and/or upon Subscriber’s own knowledge with respect thereto. Subscriber has not relied, and will not rely upon, any information with respect to this offering other than the information contained herein and in the SEC Reports.

(l)  The answers provided by the Subscriber to the questions contained in Section 5 below, as well as all other information that the Subscriber has provided to the Company, either directly or indirectly, concerning the Subscriber’s financial position and knowledge of financial and business matters, is correct and complete as of the date hereof and as of the date of delivery of this Subscription Agreement to the Company.

4.   Representations and Warranties of the Company.  The Company represents and warrants to the Subscriber as follows:

(a)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

(b)  The Company has the requisite corporate power and authority to execute, deliver and carry out the transactions contemplated by this Agreement, and all other instruments, documents and agreements contemplated or required by the provisions of any of the such documents to be executed, delivered or carried out by the Company hereunder;

(c)  The execution and delivery of this Agreement, the issuance of the Common Stock, the issuance of the Warrant, the issuance of the Common Stock underlying the Warrant, the execution and delivery of all other instruments, documents and agreements contemplated or required by the provisions hereof or thereof to be executed and delivered by the Company and the consummation by the Company of the transactions herein and therein contemplated to be consummated by the Company have each been duly authorized by all necessary corporate action on the part of the Company.  This Agreement is valid and binding against the Company and enforceable against the Company in accordance with its respective terms;

(d)  The Common Stock to be issued in connection herewith and upon the exercise of the Warrant is duly and validly issued, fully paid, and non-assessable;

(e)  As of their respective dates, to the Company’s knowledge, all forms, reports and documents filed by the Company with the SEC (the “SEC Reports”) (i) were, to the knowledge of the Company, prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not, to the knowledge of the Company, at the time they were filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)  Except as disclosed in the SEC Reports, there has been no change or development which would reasonably be expected to have a material adverse effect on the business, prospects or financial condition of the Company; and

(g)  The Company has not provided any material non-public information regarding the Company to Subscriber.

5.   Accredited Investor Status.  Please mark any box below corresponding to a paragraph in which the Subscriber is accurately described (A SUBSCRIBER MAY ONLY INVEST IN THE OFFERING IF HE OR SHE QUALIFIES UNDER ONE OF THE CATEGORIES SET FORTH BELOW):

☐           (a)            A director or executive officer of the Company;

☐           (b)           A natural person whose individual net worth, or joint net worth along with such person’s spouse, as of the date hereof exceeds $1,000,000;

☐           (c)           A natural person who had individual income in excess of $200,000 in each of the two most recent years or a joint income with such person’s spouse in excess of $300,000 in each of those years, and has a reasonable expectation of achieving the same income level in the current year;

☐           (d)           A bank (as defined in Section 3(a)(2) of the Securities Act), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

☐           (e)           A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐           (f)           Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act;

☐           (g)           An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000;

☐           (h)           An entity in which all of the owners are Accredited Investors under any of the above paragraphs of this Section 5.

5.1       Definitions.  As used above, the term “net worth” means the excess of total assets over total liabilities.  In computing net worth, the principal residence of the Subscriber must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.  In determining “income,” the Subscriber should add to adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments and any amount by which income from long term capital gains has been reduced in arriving at adjusted gross income.

6.   Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rules or principles that might refer to the governance or construction of this Subscription Agreement by the law of another jurisdiction.  If any provisions of this Subscription Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Subscription Agreement and, to this end, the provisions of this Subscription Agreement are intended to be and shall be severable.  Any legal action or proceeding arising under this Subscription Agreement shall be brought in the federal courts of the State of New York located in New York County, and the appellate courts thereof, and the parties hereby consent to the personal jurisdiction and venue therein.

7.   Legend. Any certificate representing Subscriber’s ownership interest in the Company issued pursuant to this Agreement shall bear the following or a similar legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS  IN WHICH THE TRANSFEROR PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT NECESSSARY.

8.   Indemnification.  Subscriber hereby agrees to indemnify and hold harmless the Company and its affiliated persons and entities (other than Subscriber) from any and all damages, losses, costs, and expenses (including reasonable attorneys’ fees) which it may incur by reason of Subscriber’s failure to fulfill any of the terms and conditions of this purchase or by reason of any misrepresentation or breach of any of the warranties contained herein. In this regard, Subscriber agrees to hold the Company and its controlling persons harmless from all expenses, liabilities, and damages deriving from an assignment or disposition of any shares of our Common Stock subscribed for and/or purchased hereby in a manner which violates the Securities Act, or of any applicable state securities law or which may be suffered by the indemnified person by reason of any misrepresentation or breach of any warranty or agreement by Subscriber set forth herein.

9.   Additional Information.  Each party agrees to furnish such additional information as the other party reasonably requests.

10.         Entire Agreement.  This Subscription Agreement contains the entire agreement between the parties hereto and supersedes all prior and contemporaneous understandings and agreements of the parties whether oral or written, regarding the subject matter hereof.  The provisions of this Subscription Agreement may not be modified or waived except in writing and the representations, warranties and covenants contained herein shall survive the closing of the purchase of the Units by the Subscriber and any investigation at any time made by any person.

COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has hereby executed this Subscription Agreement on __________, 2012.

ARISTA POWER, INC.

By:           _____________________________
Name:
Title:

SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

IN WITNESS WHEREOF, the Subscriber has hereby executed this Subscription Agreement on ______________, 2012.  When signing as attorney, executor, administrator or guardian, please give title as such. If tenant in common ownership, both tenants must sign (unless husband and wife).

Please Print Your Name Above	Please Sign Your Name Above

Please Print Your Address	Social Security Number

Please Print Name of Tenant in Common/	Signature of Tenant in Common/Joint Tenant
Joint Tenant (if applicable)	(if applicable)

Please Print Tenant in Common’s Address:	Social Security Number of Tenant in Common

Units

Number of shares of Common Stock

Number of shares of Common Stock underlying the Warrant

Total purchase price of Units

SIGNATURE PAGE FOR CORPORATIONS, PARTNERSHIPS,

LIMITED LIABILITY COMPANIES AND TRUSTS

IN WITNESS WHEREOF, the Subscriber has hereby executed this Subscription Agreement on _______________, 2012.

Please Print Entity Name Above	Please Sign Your Name Above

Please Print Address:	Taxpayer Identification Number

Units

Number of shares of Common Stock

Number of shares of Common Stock underlying the Warrant

Total purchase price of Units